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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
EXACT SCIENCES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                April 29, 2004

Dear Stockholder:

        You are cordially invited to attend the annual meeting of stockholders of EXACT Sciences Corporation to be held at 10:00 a.m., local time, on Wednesday, June 9, 2004, at the offices of Testa, Hurwitz & Thibeault, LLP, located at 125 High Street, Boston, Massachusetts.

        We look forward to your attending either in person or by proxy. At the annual meeting, you will be asked to elect two Class I directors for three-year terms and to ratify the selection of our independent accountants. The Board of Directors unanimously recommends that you vote FOR each of these proposals. Details regarding the matters to be acted upon at this meeting appear in the accompanying Notice of Annual Meeting and Proxy Statement. Please give this material your careful attention.

        Enclosed in this package is a proxy card for you to record your vote and a return envelope for your proxy card. Your vote is important and I hope that you will vote as soon as possible by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage-prepaid envelope.

        Whether or not you plan to attend the annual meeting, we urge you to sign and return the enclosed proxy so that your shares will be represented at the annual meeting. If you so desire, you can withdraw your proxy and vote in person at the annual meeting. Voting by written proxy will ensure your representation at the annual meeting if you do not attend in person.

                      Very truly yours,

                      /s/ Don M. Hardison
                      DON M. HARDISON
                       President and Chief Executive Officer

100 Campus Drive
Marlborough, Massachusetts 01752
(508) 683-1200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 9, 2004

TO THE STOCKHOLDERS OF EXACT SCIENCES CORPORATION:

        NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of EXACT Sciences Corporation, a Delaware corporation, will be held on June 9, 2004, at 10 a.m., local time, at the offices of Testa, Hurwitz & Thibeault, LLP, located at 125 High Street, Boston, Massachusetts for the following purposes:

1.
To elect two members of the Board of Directors to serve for three year terms as Class I directors, each such director to serve for such term and until his respective successor has been duly elected and qualified, or until his earlier death, resignation or removal.

2.
To ratify the selection of the firm of Ernst & Young LLP as auditors for the fiscal year ending December 31, 2004.

3.
To transact such other business as may properly come before the annual meeting and any adjournments thereof.

        Only stockholders of record at the close of business on April 15, 2004, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

                      By Order of the Board of Directors

                      DON M. HARDISON
                       President and Chief Executive Officer

Boston, Massachusetts
April 29, 2004

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL.

EXACT SCIENCES CORPORATION
100 Campus Drive
Marlborough, Massachusetts 01752

PROXY STATEMENT
April 29, 2004

        This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at the annual meeting of stockholders of EXACT Sciences Corporation, a Delaware corporation (the "Company" or "EXACT") to be held at the offices of Testa, Hurwitz & Thibeault, LLP, located at 125 High Street, Boston, Massachusetts on June 9, 2004, at 10:00 a.m., local time, and any adjournments or postponements thereof. Our 2003 Annual Report to Stockholders, containing financial statements for the fiscal year ended December 31, 2003, is being mailed together with this proxy statement to all stockholders entitled to vote at the annual meeting. This proxy statement and the accompanying notice and form of proxy will be first sent or given to stockholders on or about April 29, 2004.

        The record date for the determination of stockholders entitled to notice of and to vote at the annual meeting has been fixed by our Board of Directors as the close of business on April 15, 2004. As of that date, 26,174,749 shares of common stock, par value $.01 per share, of EXACT were outstanding and entitled to vote at the annual meeting. Holders of our common stock are entitled to cast one vote for each share held of record at the close of business April 15, 2004 on each matter submitted to a vote at the annual meeting.

        Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the annual meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly completing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the annual meeting, or (iii) attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute a revocation of a proxy). If a stockholder is not attending the annual meeting, any proxy or notice should be returned to the Secretary of the Company at the above address in time for receipt no later than the close of business on the day preceding the annual meeting.

        A majority in interest of the outstanding shares of our common stock entitled to vote and represented at the annual meeting in person or by proxy shall constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the annual meeting. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or other nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Directors are elected by a plurality of the votes cast by stockholders entitled to vote and voting on the matter at the annual meeting. On all other matters that may be submitted to stockholders, an affirmative vote of at least a majority of the shares present, or represented by proxy, entitled to vote and voting at the annual meeting is required for approval. Broker "non-votes" on any matter shall be deemed not to have been voted on such matter. The vote on each matter submitted to stockholders is tabulated separately.

        The persons named as attorneys-in-fact in the proxies, Don M. Hardison and Stephen A. Read, were selected by the Board of Directors and are officers of the Company. All properly executed proxies returned in time to be counted at the meeting will be voted by such persons at the meeting. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specifications. With respect to the election of directors, any stockholder submitting a proxy has a right to withhold authority to vote for any individual nominee by writing that nominee's name in the space provided on the proxy. Where a proxy is properly signed and returned without indicating any voting instructions regarding the foregoing matters, the shares represented by the proxy will be voted FOR the proposal.

        The Board of Directors knows of no other matters to be presented at the annual meeting. If any other matter should be presented at the annual meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named in the proxies.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding beneficial ownership of our common stock as of the record date, April 15, 2004, by

  •
  each person known by us to be the beneficial owner of more than 5% of our common stock;

  •
  each named executive officer in the Summary Compensation Table below;

  •
  each of our directors;

  •
  each person nominated to become director; and

  •
  all executive officers, directors and nominees as a group.

        Unless otherwise noted below, the address of each person listed on the table is c/o EXACT Sciences Corporation, 100 Campus Drive, Marlborough, Massachusetts 01752, and to our knowledge each person has sole voting and investment power over the shares shown as beneficially owned except to the extent authority is shared by spouses under applicable law.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC"). Shares of common stock issuable by us to a person pursuant to options or warrants which may be exercised within 60 days after April 15, 2004 ("options that are currently exercisable") are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by that person. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person. Applicable percentage of common stock outstanding as of the record date is based upon 26,174,749 shares outstanding.

Beneficial Ownership

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Common Stock Outstanding
One Liberty Fund Entities(1) 150 Cambridge Park Drive Cambridge, MA 02140	1,202,793	4.76%
Edwin M. Kania, Jr.(2)	1,313,772	5.20%
Stanley N. Lapidus(3)	1,008,067	3.99%
Don M. Hardison(4)	612,103	2.42%
Anthony P. Shuber(5)	337,708	1.34%
John A. McCarthy, Jr.(6)	302,813	1.20%
Stephen A. Read(7)	87,855	*
Jeffrey R. Luber(8)	18,750	*
Richard W. Barker(9) 290 Commonwealth Avenue #17 Boston, MA 02215	79,400	*
Sally W. Crawford(10) 140 High Street Exeter, NH 03833	75,000	*
Lance Willsey One Newbrook Circle Brookline, MA 02167(11)	33,750	*
Connie Mack, III(12)	28,750	*
Patrick J. Zenner(13)	17,639	*
All executive officers, directors and director nominees as a group (12 persons)(14)	3,915,607	15.49%

*
Indicates ownership of less than 1%.

(1)
Includes 726,999 shares beneficially owned by OneLiberty Fund III, L.P, of which OneLiberty Partners III, L.P. is the general partner. Also includes 465,099 shares beneficially owned by OneLiberty Fund IV, L.P., of which OneLiberty IV, L.L.C. is the general partner, and 10,695 shares beneficially owned by OneLiberty Advisors Fund IV, L.P. Mr. Kania may be deemed to share voting and investment power with respect to such shares and disclaims any beneficial ownership of such shares except to the extent of his pecuniary interest therein. With respect to the information relating to the OneLiberty Fund Entities, the Company has relied on information supplied by such entities on Schedule 13G filed with the SEC on February 13, 2004.

(2)
Includes shares owned by the OneLiberty Fund entities as set forth in Note (1). Mr. Kania is a general partner of OneLiberty Partners III, L.P. and a general partner of OneLiberty Advisors Fund IV, L.P. Mr. Kania may be deemed to share voting and investment power with respect to such shares and disclaims any beneficial ownership of such shares except to the extent of his pecuniary interest therein. Also includes 33,750 shares issuable to Mr. Kania in connection with options that are exercisable within 60 days of the record date.

(3)
Includes 34,823 shares held by Joel B. Lapidus. Mr. Lapidus disclaims beneficial ownership for such shares. Also includes 44,167 shares issuable to Mr. Lapidus in connection with options that are exercisable within 60 days of the record date.

(4)
Includes 367,662 shares issuable to Mr. Hardison in connection with options that are exercisable within 60 days of the record date.

(5)
Includes 306,708 shares issuable to Mr. Shuber in connection with options that are exercisable within 60 days of the record date.

(6)
Includes 261,563 shares issuable to Mr. McCarthy in connection with options that are exercisable within 60 days of the record date. Mr. McCarthy was no longer an executive officer as of February 19, 2004.

(7)
Mr. Read became an executive officer of the Company following the resignation of Mr. McCarthy on February 19, 2004. Includes 85,625 shares issuable to Mr. Read in connection with options that are exercisable within 60 days of the record date.

(8)
Includes 18,750 shares issuable to Mr. Luber in connection with options that are exercisable within 60 days of the record date.

(9)
Includes 33,750 shares issuable to Mr. Barker in connection with options that are exercisable within 60 days of the record date.

(10)
Includes 33,750 shares issuable to Ms. Crawford in connection with options that are exercisable within 60 days of the record date.

(11)
Includes 33,750 shares issuable to Mr. Willsey in connection with options that are exercisable within 60 days of the record date.

(12)
Includes 28,750 shares issuable to Mr. Mack in connection with options that are exercisable within 60 days of the record date.

(13)
Includes 17,639 shares issuable to Mr. Zenner in connection with options that are exercisable within 60 days of the record date.

(14)
Includes shares pursuant to notes 2-13.

        Our policy governing transactions in our securities by directors, officers and employees permits our directors, officers and certain other persons to enter into trading plans complying with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). We anticipate that, as permitted by Rule 10b5-1 and our policy governing transactions in our securities, some or all of our officers, directors and employees may establish trading plans in the future. We intend to disclose the names of our executive officers and directors who have a trading plan in effect in compliance with Rule 10b5-1 and the requirements of our policy governing transactions in our securities in our future quarterly and annual reports on Form 10-Q and 10-K filed with the SEC. However, we undertake no obligation to update or revise the information provided herein, including for the revision or termination of an established trading plan, other than in such quarterly and annual reports.

PROPOSAL I
ELECTION OF DIRECTORS

        Our Board of Directors currently consists of eight members. Pursuant to our sixth amended and restated certificate of incorporation, our Board of Directors is divided into three classes with staggered three-year terms. Each director will hold office until that director's successor has been elected and qualified or until his earlier death, resignation or removal. The directors are elected by a plurality of votes cast by stockholders.

        Upon the recommendation of the Nominating Committee of the Board of Directors of the Corporation, the Board of Directors has nominated and recommended Messrs. Don M. Hardison and Connie Mack, III for election to the Board of Directors as Class I directors. Shares represented by all proxies received by the Board of Directors and not marked so as to withhold authority to vote for any individual nominee (by writing that individual director's name where indicated on the proxy) will be voted FOR the election of all the nominees named below. The Board of Directors knows of no reason why any such nominee would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person nominated by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE "FOR" THE NOMINEES LISTED BELOW

        The following table sets forth the nominees to be elected at the annual meeting and continuing directors and, for each director whose term of office will extend beyond the annual meeting, the year such nominee or director was first elected as a director, the positions currently held by the nominees and each director with the Company, the year each nominee's or director's current term will expire and the current class of director of each nominee and each director.

Nominee's or Director's Name and Year First Became Director	Positions with the Company	Year Current Term Will Expire	Current Class of Director
Nominees for Class I Directors:
Don M. Hardison 2000	President, Chief Executive Officer and Director	2004	I
Connie Mack, III 2001	Director	2004	I
Continuing Directors:
Richard W. Barker, PhD 1999	Director	2005	II
Lance Willsey, MD 2000	Director	2005	II
Patrick J. Zenner 2003	Director	2005	II
Stanley N. Lapidus 1995	Chairman and Director	2006	III
Sally W. Crawford 1999	Director	2006	III
Edwin M. Kania, Jr. 1995	Director	2006	III

OCCUPATIONS OF DIRECTORS, THE NOMINEES FOR DIRECTORS AND OFFICERS

        Set forth below is information relating to the directors, the nominees for director and executive officers of EXACT Sciences Corporation:

Name	Age	Position
Don M. Hardison	53	President, Chief Executive Officer and Class I Director
John A. McCarthy, Jr.(1)	45	Executive Vice President Chief Financial Officer and Treasurer
Stephen A. Read(1)	44	Vice President and Corporate Controller
Anthony P. Shuber	45	Executive Vice President and Chief Technology Officer
Jeffrey R. Luber	37	General Counsel and Secretary
Stanley N. Lapidus(2)	54	Chairman and Class III Director
Connie Mack, III(2)(3)	63	Class I Director
Richard W. Barker, PhD(4)	55	Class II Director
Lance Willsey, MD(3)(5)	42	Class II Director
Patrick J. Zenner(4)	57	Class II Director
Sally W. Crawford(2)(3)(5)	50	Class III Director
Edwin M. Kania, Jr.(3) (4)	46	Class III Director

(1)
Mr. McCarthy resigned as Executive Vice President, Chief Financial Officer and Treasurer effective February 19, 2004. Stephen A. Read, our Vice President and Corporate Controller, is currently serving as interim Chief Financial Officer and Treasurer.

(2)
Member of the Governance Committee.

(3)
Member of the Audit Committee.

(4)
Member of the Compensation Committee.

(5)
Member of the Nominating Committee.

        Don M. Hardison, age 53, has served as President, Chief Executive Officer and Director since June 2001 and as President and Director from May 2000 to June 2001. From August 1998 to April 2000, Mr. Hardison was Managing Partner for Siebel Systems, Inc. From January 1996 to February 1998, Mr. Hardison was Senior Vice President of Sales and Marketing for Quest Diagnostics Inc. From April 1978 to December 1995, Mr. Hardison held various positions at SmithKline Beecham Corporation, most recently as Vice President of Sales and Marketing for SmithKline Beecham Clinical Laboratories. Mr. Hardison has an AB in political science from the University of North Carolina, Chapel Hill.

        John A. McCarthy, Jr., age 45, served as Executive Vice President, Chief Financial Officer and Treasurer from September 2003 until February 2004, as Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer from September 2001 to September 2003, and as Vice President and Chief Financial Officer from October 2000 to September 2001. From October 1999 to October 2000, Mr. McCarthy worked with InfoMedtrics, Inc., a developer of integrated data warehouse and decision support systems for large self-insured employers and managed care organizations, as President, Chief Operating Officer and Director and, following its merger in July 2000, as a consultant.

From January 1998 to August 1999, Mr. McCarthy was general partner of Crescent Gate, L.P., a private equity fund that he co-founded. From August 1994 to January 1998, Mr. McCarthy was employed by Concentra Managed Care, Inc., a publicly traded nationwide provider of managed care services to the workers' compensation, auto and disability marketplaces, most recently as President of the Managed Care Services Division. Mr. McCarthy holds a BS degree in finance from Lehigh University and an MBA from Harvard Business School.

        Stephen A. Read, age 44, has served as Vice President and Corporate Controller since May 2001. From July 1999 to May 2001, Mr. Read was Vice President and Corporate Controller of Renaissance Worldwide, Inc., a publicly traded international information technology consulting company. From November 1994 to March 1999, Mr. Read was Vice President and Corporate Controller of Concentra Managed Care, Inc., a publicly traded nationwide provider of managed care services to the workers' compensation, auto and disability marketplaces. From November 1986 to November 1994, Mr. Read held senior level financial positions at Computervision Corporation and its predecessor Prime Computer, Inc., including Assistant Corporate Controller and Director of Corporate Planning and Analysis. Mr. Read, a CPA, has a BS degree in accounting from the University of Rhode Island and an MBA from Babson College.

        Anthony P. Shuber, age 45, our principal scientific officer, has served as Executive Vice President and Chief Technology Officer since January 2003 and as Senior Vice President and Chief Technology Officer since April 2001, and as Vice President of Molecular Biology from January 1998 to April 2001 and as Director of Molecular Biology from June 1996 to January 1998. From October 1993 to June 1996, Mr. Shuber was Senior Scientist and Manager of the Technical Development Laboratory for Genzyme Corporation. From 1983 to 1989, Mr. Shuber was a research scientist at Genetics Institute. Mr. Shuber holds 29 U.S. patents and has several pending U.S. patent applications in the area of applied genomics. Mr. Shuber holds a BS and MS degree in biology from Marquette University.

        Jeffrey R. Luber, age 37, has served as General Counsel and Secretary since November 2002. From February 2000 to November 2002, Mr. Luber served as Legal Counsel, Secretary and Vice President of Finance & Administration for Kaon Interactive Inc. From March 1999 to February 2000, Mr. Luber was General Counsel for Community Rehab Centers, a private outpatient physical therapy company with operations in several states. From December 1996 to March 1999, Mr. Luber was employed by Concentra Managed Care, Inc., a publicly traded nationwide provider of managed care services to the workers' compensation, auto and disability marketplaces, most recently as Assistant Vice President and Associate General Counsel. Mr. Luber received his BS in business administration from Southern Connecticut State University and his J.D. from Suffolk University.

        Stanley N. Lapidus, age 54, founded the Company in February 1995 and has served as a director since our inception, as President since our inception to May 2000 and as Chairman since May 2000. Since December 2003, Mr. Lapidus has served as President of Helicos BioSciences Corporation, a developer of molecular sequencing technologies, founded by Mr. Lapidus. From March 2002 to December 2003, Mr. Lapidus served as a venture partner of Flagship Ventures, an entrepreneurship and venture capital firm that also manages the OneLiberty funds. Mr. Lapidus was an entrepreneur-in-residence at OneLiberty Ventures in 1995, which led to the founding of EXACT. In 1987, Mr. Lapidus founded Cytyc Corporation and served as its President through 1994. In addition, Mr. Lapidus has been a Research Assistant Professor in the pathology department of Tufts University Medical School in Boston since fall of 1994. Mr. Lapidus is an advisor to the Harvard MIT Division of

Health Services and Technology and has served on the advisory board of Cooper Union School of Engineering since 1999. Mr. Lapidus has also served on the advisory board of the Harvard School of Public Health's Center for Cancer Prevention since 1995. Mr. Lapidus holds a BS degree in electrical engineering from Cooper Union.

        Connie Mack, III, age 63, has served as a director since June 2001. Since February 2001, Mr. Mack has served as a senior policy advisor at Shaw Pittman LLP. Mr. Mack was first elected to public office as a U.S. Congressman for the 13th district in the State of Florida in 1982. In 1988, he was elected to a six-year term in the U.S. Senate from the State of Florida and was re-elected for a second term in 1994. He did not seek re-election in 2000. Mr. Mack was the Republican Conference Secretary from 1995 to 1997. He was Chairman of the Senate Republican Conference from 1997 to 2001 and Chairman of the Joint Economic Committee from 1999 to 2001. Mr. Mack is also a director of Darden Restaurants Inc., Genzyme Corporation, Moody's Corporation, LNR Property Corporation and Mutual of America Life Insurance Company. Mr. Mack holds a BS in Business Administration from the University of Florida.

        Richard W. Barker, PhD, age 55, has served as a director since November 1999. Since December 2003, Dr. Barker has served as Chief Executive Officer and Chairman of Molecular Staging, Inc., a biotechnology company focusing on advance DNA amplification technologies From September 2002 to August 2003, Dr. Barker served as Senior Vice President of Acumen Sciences, a life sciences research and advisory services company. From June 2002 to September 2002, Dr. Barker served as N.A. Health Practice Head of AT Kearney, a consulting firm. From June 2001 to June 2002, Dr. Barker served as President of New Medicine Partners Inc., a consulting firm. From January 2000 to May 2001, Dr. Barker served as President and Chief Executive Officer of iKnowMed, Inc., a clinical knowledge network. Dr. Barker worked at Chiron Diagnostics Corporation, a medical diagnostics technology company, as Senior Vice President of Corporate Development from November 1998 to December 1999 and as President and Chief Executive Officer from June 1996 to November 1998. From May 1994 to May 1996, Dr. Barker served as Worldwide General Manager for Healthcare Solutions, IBM, a healthcare and information solution company. Dr. Barker is also a director of Sunquest Information Systems, Inc. Dr. Barker holds a PhD in biophysics from Oxford University.

        Lance Willsey, MD, age 42, has served as a director since May 2000. Dr. Willsey was a founding partner of DCF Capital from July 1998 to April 2002. From July 1997 to July 1998, Dr. Willsey served on the Staff Department of Urologic Oncology at Dana Farber Cancer Institute at Harvard University School of Medicine. From July 1996 to July 1997, Dr. Willsey served on the Staff Department of Urology at Massachusetts General Hospital at Harvard University School of Medicine, where he was a urology resident from July 1992 to July 1996. Dr. Willsey is also a director of Exelixis, Inc. Dr. Willsey holds a BS in physiology from Michigan State University and an MS in biology and an MD from Wayne State University.

        Patrick J. Zenner, age 57, was elected to serve as a member of our Board of Directors in March 2003. In January 2001, Mr. Zenner retired from Hoffmann-La Roche Inc., North America, the prescription drug unit of the Roche Group, a leading research-based health care enterprise, where he served as President and Chief Executive Officer since 1993 and was a member of the global Pharmaceutical Executive Committee. Mr. Zenner joined Hoffmann-La Roche Inc. as a sales representative in 1969 and subsequently held a series of marketing and business development posts that culminated in his being named Vice President and General Manager of Roche Laboratories in 1982.

He later spent two and a half years with Roche Holding Ltd. as head of international pharmaceutical marketing, development and regulation. In 1988, Mr. Zenner was elected to Hoffmann-La Roche's Executive Committee and Board of Directors, and appointed Senior Vice President of the pharmaceutical division. Mr. Zenner also serves as a director of ArQule, Inc., Curagen Corporation, Dendrite International, Inc., First Horizon Pharmaceuticals Corporation, Geron Corporation, Praecis Pharmaceuticals, Inc, West Pharmaceutical Services, Inc. and Xoma Ltd. Mr. Zenner holds a BS in business administration from Creighton University and an MBA from Fairleigh Dickinson University and is a Trustee of both universities.

        Sally W. Crawford, age 50, has served as a director since August 1999. Ms. Crawford has been an independent healthcare consultant since January 1997. From April 1985 to January 1997, Ms. Crawford served as Chief Operating Officer for Healthsource, Inc., a publicly-traded managed care organization which she co-founded. As Chief Operating Officer of Healthsource, Ms. Crawford was responsible for reviewing and establishing systems for financial reporting. Ms. Crawford also served as the Chief Executive Officer of several subsidiaries of Healthsource, and was responsible for the analysis and oversight of the subsidiaries' financial reporting. Ms. Crawford is also a director of Chittenden Corp. and Cytyc Corporation. Ms. Crawford holds a BA in English from Smith College and an MS in communications from Boston University.

        Edwin M. Kania, Jr., age 46, has served as a director since September 1995. Since 1999, Mr. Kania has been a Senior Managing Director and the Chairman of Flagship Ventures, an entrepreneurship and venture capital firm that also manages the OneLiberty funds. Prior to the formation of Flagship Ventures, Mr. Kania was the Managing General Partner of OneLiberty Ventures, the venture capital firm that he co-founded in 1995. Mr. Kania is also a director of Aspect Medical Systems. He holds a degree in physics from Dartmouth College and an MBA from Harvard Business School.

        Executive officers of the Company are elected by the Board of Directors on an annual basis and serve until their successors have been duly elected and qualified. There are no family relationships among any of the executive officers and directors of the Company.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Board Independence

        The Board of Directors has determined that each of Richard Barker, Sally Crawford, Edwin M. Kania, Jr., Lance Willsey, Connie Mack, III and Patrick J. Zenner, comprising six of its eight members, is an independent director within the meaning of the director independence standards of The NASDAQ Stock Market, Inc. ("Nasdaq"). Furthermore, the Board has determined that all of the members of the Audit Committee, Compensation Committee and Nominating Committee, and a majority of the members of the Corporate Governance Committee, are independent within the meaning of applicable director independence standards.

Executive Sessions of Independent Directors

        Executive sessions of our independent directors are generally held following each regularly scheduled in-person meeting of the Board of Directors. Executive sessions do not include any non-independent directors of the Company and are chaired by a Lead Independent Director who is appointed annually by the Board of Directors from our independent directors. Ms. Crawford currently serves as the Lead Independent Director. The Lead Independent Director is also responsible for coordinating the activities of the independent directors and for chairing meetings of the Board of Directors in which the Chairman is not present. The independent directors of the Board of Directors met in executive session 5 times in 2003.

Policy Governing Security Holder Communications with the Board of Directors

        Any of our security holders who wishes to communicate directly with the Board of Directors or an individual member of the Board of Directors may do so by sending such communication by certified mail addressed to the Chairman of the Board, as a representative of the entire Board of Directors, or to the individual director or directors, in each case, c/o Office of the General Counsel, EXACT Sciences Corporation, 100 Campus Drive, Marlborough, Massachusetts 01752. We will forward any such security holder communication to the Chairperson and/or to the director to whom the communication is addressed on a periodic basis.

Policies Regarding Director Nominations

  Director Qualifications

        The Nominating Committee is responsible for reviewing with the Board of Directors from time to time the appropriate qualities, skills and characteristics desired of members of the Board of Directors in the context of the needs of the business and current make-up of the Board of Directors. Director candidates are considered based upon a variety of criteria, including demonstrated business and professional skills and experiences relevant to EXACT's business and strategic direction, concern for long-term shareholder interests, personal integrity and sound business judgment. The Board of Directors seeks members from diverse professional backgrounds who combine a broad spectrum of relevant industry and strategic experience and expertise that, in concert, offer the Company and its shareholders diversity of opinion and insight in the areas most important to EXACT and its corporate mission. In addition, nominees for director are selected to have complementary, rather than overlapping, skill sets. All candidates for director nominee must have time available to devote to the activities of the Board of Directors. The Nominating Committee also considers the independence of candidates for director nominee, including the appearance of any conflict in serving as a director. Candidates for director nominees who do not meet all of these criteria may still be considered for nomination to the Board of Directors, if the Nominating Committee believes that the candidate will make an exceptional contribution to the Company and its stockholders.

  Process for Identifying and Evaluating Director Nominees

        The Board of Directors is responsible for selecting its own members. The Board of Directors delegates the selection and nomination process to the Nominating Committee, with the expectation that other members of the Board of Directors, and of management, may be requested to take part in the process as appropriate. Generally, the Nominating Committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisers, through the recommendations submitted by other directors or stockholders or through such other methods as the committee deems appropriate. In connection with the election of Mr. Zenner in March 2003 to fill a vacancy on the Board of Directors, the Company paid a fee to a third-party search firm for its assistance to the Nominating Committee in identifying director candidates. Once candidates have been identified, the Nominating Committee confirms that the candidates meet the qualifications for director nominees established by the committee. The Nominating Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks, or any other means that the committee deems to be helpful in the evaluation process. The Nominating Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board of Directors. Based on the results of the evaluation process, the Nominating Committee recommends candidates for the Board of Director's approval as director nominees for election to the Board of Directors. The Nominating Committee also recommends candidates for the Board of Director's appointment to the standing committees of the Board of Directors.

  Procedures for Recommendation of Director Nominees by Stockholders

        The policy of the Nominating Committee is to consider properly submitted shareholder nominations for candidates for membership on the Board of Directors. Stockholders, in submitting recommendations to the Nominating Committee for director nominee candidates, shall make such recommendation in writing and shall include:

  •
  the name and address of the stockholder making the recommendation, as they appear on the Company's books and records, and of such record holder's beneficial owner;

  •
  the number of shares of capital stock of the Company that are owned beneficially and held of record by such stockholder and such beneficial owner;

  •
  the name of the individual recommended for consideration as a director nominee;

  •
  why such recommended candidate meets the Company's criteria and would be able to fulfill the duties of a director;

  •
  how the recommended candidate meets applicable independence requirements established by the SEC and Nasdaq;

  •
  the recommended candidate's beneficial ownership in the Company's securities;

  •
  any relationships between the recommended candidate and the Company which may constitute a conflict of interest; and

  •
  all other information relating to the recommended candidate that would be required to be disclosed in solicitations of proxies for the election of directors or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including the recommended candidate's written consent to being named in the proxy statement as a nominee and to serving as a director if approved by the Board of Directors and elected.

        Nominations must be sent to the Chairman of the Nominating Committee, c/o Secretary, EXACT Sciences Corporation, 100 Campus Drive, Marlborough, Massachusetts 01752. The Secretary must receive any such recommendation for nomination not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the date of the proxy statement delivered to stockholders in connection with the preceding year's annual meeting; provided, however, that with respect to a special meeting of stockholders called by the Company for the purpose of electing directors to the Board of Directors, the Secretary must receive any such recommendation not earlier than the 90th day prior to such special meeting nor later than the later of (x) the close of business on the 60th day prior to such special meeting or (y) the close of business on the 10th day following the day on which a public announcement is first made regarding such special meeting. The Company will promptly forward any such nominations to the Nominating Committee. Once the Nominating Committee receives the nomination of a candidate, such candidate will be evaluated and a recommendation with respect to such candidate will be delivered to the Board of Directors.

Policy Governing Director Attendance at Annual Meetings of Stockholders

        The Company encourages all members of the Board of Directors to attend the annual meeting of stockholders. The Company's policy, beginning after this annual meeting, will be to schedule a regular meeting of the Board of Directors on the same date as the Company's annual meeting of stockholders and, accordingly, directors will be encouraged to be present at such stockholder meetings. One board member attended the annual meeting of stockholders held in 2003.

Code of Ethics

        In 2003, we adopted a "code of ethics" as defined by regulations promulgated under the Securities Act of 1933, as amended, (the "Securities Act") and the Exchange Act that applies to all of our directors, officers and employees. The code of ethics is designed to deter wrongdoing and promote:

  •
  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  •
  full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications that we make;

  •
  compliance with applicable governmental laws, rules and regulations;

  •
  the prompt internal reporting of violations of the code to an appropriate person identified in the code of ethics;

  •
  accountability for adherence to the code of ethics; and

  •
  anonymous reporting of violations of the code via reporting mechanisms approved by our Audit Committee.

        A current copy of our code of ethics is available at http://www.exactsciences.com. A copy may also be obtained, free of charge, from the Company upon a request directed to EXACT Sciences Corporation, 100 Campus Drive, Marlborough, Massachusetts 01752, attention: Investor Relations. We intend to disclose any amendments to or waivers of a provision of the code of ethics by posting such information on our website available at http://www.exactsciences.com and/or in our public filings with the SEC.

Director Evaluations

        The Board of Directors performs annual self-evaluations of its composition and performance, including evaluations of its standing committees and individual evaluations for each director. In addition, our Board of Directors retains the authority to engage its own advisors and consultants.

        For more corporate governance information, you are invited to access the Corporate Governance section of our website available at http://www.exactsciences.com.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors

        Our by-laws state that the number of directors constituting the entire Board of Directors shall be determined by resolution of the Board of Directors. Pursuant to the sixth amended and restated certificate of incorporation and our amended and restated by-laws, our Board of Directors has the authority to increase the number of directors and fill any vacancies on the Board of Directors. Pursuant to such authority, in March 2003, the number of directors fixed by our Board of Directors was increased from eight to nine and Mr. Patrick J. Zenner was elected as a Class II director to fill such vacancy. In June 2003, Mr. William W. Helman resigned from our Board of Directors as a Class I director. The number of directors on our Board of Directors was subsequently decreased from nine to eight. Mr. Helman's resignation did not result from any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

        Our Board of Directors met six times and took action by written consent two times during the fiscal year ended December 31, 2003. All directors attended at least 75% of the aggregate of all meetings of the Board of Directors and all committees of the Board of Directors on which he or she then served during fiscal 2003. The Board of Directors has standing Compensation, Audit, Corporate Governance and Nominating Committees. The Board of Directors and each standing committee retains the authority to engage its own advisors and consultants. Each standing committee has a charter that has been approved by the Board of Directors. Each standing committee reviews the appropriateness of its charter at least annually.

Committees

        Compensation Committee.    Our Compensation Committee consists of Messrs. Barker, Kania and Zenner, each of whom is a non-employee director as defined in Rule 16b-3 of the Exchange Act, and an outside director pursuant to Rule 162(m) of the Internal Revenue Code. The Board of Directors has determined that each member of the Compensation Committee is also an independent director within the meaning of Nasdaq's director independence standards. Mr. Kania served as the Chairman of the Compensation Committee until November 14, 2003 at which time Mr. Zenner was elected to serve as Chairman. The Compensation Committee is responsible for (i) discharging the Board of Director's responsibilities relating to the compensation of the Company's employees and non-employee directors, (ii) administering the Company's equity-based compensation and incentive plans and recommending to the Board of Directors for approval any new equity-based plans or any material modifications of the Company's current equity-based plans that require shareholder approval, and (iii) producing an annual report on executive compensation for inclusion in the Company's proxy statement for its annual meeting of stockholders. The Compensation Committee met four times and took action by written consent nine times during fiscal 2003. The Compensation Committee operates under a written charter adopted by the Board of Directors, a current copy of which is available at http://www.exactsciences.com.

        Audit Committee.    Our Audit Committee consists of Ms. Crawford and Messrs. Kania and Willsey. The Board of Directors has determined that each member of the Audit Committee is independent within the meaning of the Nasdaq director independence standards for audit committee members. The Board of Directors has elected Ms. Crawford as Chairperson of the Audit Committee and has determined that she qualifies as an "audit committee financial expert" under the rules of the SEC. The

Audit Committee is responsible for (i) reviewing the financial reports provided by the Company to the SEC, our stockholders or to the general public, (ii) reviewing the Company's internal financial and accounting controls, (iii) overseeing the engagement of and work performed by any independent public accountants, and (iv) recommending, establishing and monitoring procedures designed to improve the quality and reliability of the disclosure of the Company's financial condition and results of operations. The Audit Committee recommends, establishes and monitors procedures designed to facilitate (a) the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and (b) the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee engages advisors as necessary, and determines the funding from the Company that is necessary or appropriate to carry out the Audit Committee's duties. The Audit Committee met seven times in person and two times by telephone during fiscal 2003. The Audit Committee operates under a written charter adopted by the Board of Directors, a current copy of which is available at http://www.exactsciences.com.

        Corporate Governance Committee.    Our Corporate Governance Committee consists of Ms. Crawford and Messrs. Lapidus and Mack, each of whom is a non-employee director of the Company. The Board of Directors has determined that Ms. Crawford and Mr. Mack are independent directors within the meaning of the Nasdaq director independence standards. Mr. Lapidus serves as Chairman of the Corporate Governance Committee. The Corporate Governance Committee is responsible for assisting the Board of Directors in fulfilling its responsibilities by developing and recommending principles of corporate governance of the Company to ensure the Board of Directors' compliance with its fiduciary responsibilities to the Company and its stockholders. The Corporate Governance Committee met two times and took action by written consent two times during fiscal 2003. The Corporate Governance Committee operates under a written charter adopted by the Board of Directors, a current copy of which is available at http://www.exactsciences.com. Pursuant to the provisions of the Corporate Governance Committee charter, unless otherwise extended by the Board of Directors, the Corporate Governance Committee will be dissolved immediately following this annual meeting of stockholders, and the duties and charter of the Nominating Committee will be expanded to include certain matters that are currently the responsibility of the Corporate Governance Committee.

        Nominating Committee.    Our Nominating Committee consists of Ms. Crawford and Messrs. Mack and Willsey. The Board of Directors has determined that each member of the Nominating Committee is an independent director within the meaning of the Nasdaq director independence standards. Mr. Mack serves as the Chairman of the Nominating Committee. The Nominating Committee's responsibilities and duties include (i) assessing the size and composition of the Board of Directors, (ii) evaluating candidates to serve as directors of the Company, and (iii) approving director nominee candidates for election or re-election by the Company's stockholders or, in the event of a vacancy on the Board of Directors, by the Board of Directors. The Nominating Committee met three times during fiscal 2003. The Nominating Committee operates under a written charter adopted by the Board of Directors, a current copy of which is available at http://www.exactsciences.com. Following the dissolution of the Corporate Governance Committee after this annual meeting of stockholders, the duties and charter of the Nominating Committee will be expanded to include certain matters that are currently the responsibility of the Governance Committee.

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee for fiscal 2003 were Richard W. Barker, Edwin M. Kania and Patrick J. Zenner. No member of the Compensation Committee was at any time during the past year an officer or employee of the Company (or any of its subsidiaries), was formerly an officer of the Company (or any of its subsidiaries), or had any relationship with the Company requiring disclosure herein.

        During the last year, no executive officer of the Company served as: (i) a member of the compensation committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Compensation Committee of the Company; (ii) a director of another entity, one of whose executive officers served on the Compensation Committee of the Company; or (iii) a member of the compensation committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of the Company.

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS

Director Compensation

        Effective with the first meeting of the Board of Directors following last year's annual stockholders meeting, we established a revised compensation package for our non-employee directors ("Director Compensation Policy") to enable the Company to attract and retain, on a long-term basis, high-caliber directors who are not employees or officers of the Company or its subsidiaries. Pursuant to the Director Compensation Policy, all non-employee directors received cash compensation for board service as indicated in the table below.

	Annual Retainer(1)	In-Person Meeting(2)	Telephonic Meeting
Board of Directors
Chairman of the Board	$20,000	$3,000	$500
Directors	$10,000	$1,500	$500
Board Committees
Committee Chairperson		$3,000	$500
Committee Members		$1,500	$500

(1)
The Company pays annual retainers in four equal quarterly installments over each year of the non-employee director's service on the Board of Directors.

(2)
Non-employee directors receive compensation for each chairmanship and committee membership that they hold. For example, a director who is a committee chairperson as well as a member of another board committee, will receive $1,500 for each board meeting attended, $3,000 for each committee meeting attended at which he/she serves as committee chair, and $1,500 for each committee meeting attended for each additional committee on which he/she serves as a member. Additionally, non-employee directors who participate telephonically at an in-person meeting shall receive 50% of the per-meeting fee.

        Any newly elected non-employee director (i.e., each director joining the Board of Directors for the first time) will be granted an option to purchase 10,000 shares of common stock (adjusted for stock splits) pursuant to our 2000 Stock Option and Incentive Plan ("2000 Plan"), on the date they are elected to the Board of Directors (the "Election Option Grant"). Election Option Grants shall vest one-third on the first year anniversary of the date of grant, and then ratably thereafter on a monthly basis over a period of twenty-four months.

        In addition to the Election Option Grants, each non-employee director (including any newly-elected non-employee director who has received an Election Option Grant) is granted an option to purchase 15,000 shares of common stock (adjusted for stock splits), pursuant to the 2000 Plan, on the date of the first meeting of the Board of Directors following each annual meeting of stockholders (the "Annual Option Grant"). The first Annual Option Grant received by a non-employee director during his/her tenure on the Board of Directors vests 100% on the date of the annual meeting of stockholders next following the date of grant. All subsequent Annual Option Grants received by a non-employee director during his/her service on the Board of Directors with the Company vest ratably over a period of twelve months from the date of each such grant. In the event that a non-employee director is elected to the Board of the Directors other than in connection with an annual meeting of stockholders, the number of options granted to such director under an Annual Option Grant shall be reduced by 1,250 shares for each month since the Company's last annual meeting of stockholders to the date of election to the Board of Directors.

        Pursuant to the Director Compensation Policy, in 2003, Mr. Zenner received an Election Option Grant to purchase 10,000 shares of common stock, and each of Ms. Crawford and Messrs. Barker, Kania, Mack, Willsey and Zenner received Annual Option Grants to purchase 15,000 shares of common stock under the 2000 Plan.

        All of the foregoing options are granted at fair market value on the date of grant and, except as otherwise provided under this plan, all vesting hereunder immediately cease upon cessation of service as a director for any reason. In addition, the form of option agreement gives directors up to one year following cessation of service as a director to exercise all options that are vested as of the date of such cessation.

        The foregoing compensation is in addition to reimbursement of all out-of-pocket expenses incurred by directors in attending meetings of the Board of Directors.

        Prior to the effective date of the Director Compensation Policy described above, we had paid Mr. Mack an aggregate of $45,000 per year for his service as a member of our Board of Directors. Mr. Mack also provides certain consulting services to us pursuant to a consulting agreement entered into in 2001.

Executive Compensation

        The following table sets forth the annual and long-term compensation for each of the past three fiscal years of each of (i) our Chief Executive Officer and (ii) our most highly compensated executive officers who were serving as of December 31, 2003.

		Annual Compensation(1)		Long-Term Compensation
Name And Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options(#)(1)	All Other Compensation($)(2)
Don M. Hardison President, Chief Executive Officer and Director	2003 2002 2001	333,083 300,000 266,667	50,250 145,000 90,000	100,000 135,000 15,000	— — —
Jeffrey R. Luber(3) General Counsel	2003 2002	160,000 20,000	20,800 5,000	— 50,000	6,887 —	(4)
John A. McCarthy, Jr.(5) Executive Vice President, Chief Financial Officer And Treasurer	2003 2002 2001	258,750 245,000 211,667	26,000 73,500 65,000	40,000 166,250 —	— — —
Anthony P. Shuber Senior Vice President and Chief Technology Officer	2003 2002 2001	277,083 245,000 210,000	42,000 100,000 70,000	185,000 50,000 —	— — —

(1)
Salary and bonuses are reported in the year earned, even if actually paid in a subsequent year. In accordance with the rules of the SEC, the compensation in this table does not include certain perquisites and other personal benefits received by the named executive officers that did not exceed 10% of any officer's total compensation reported in this table.

(2)
Excludes medical, life insurance and other benefits received by the named executive officers which are available generally to all of our salaried employees and certain perquisites and other personal benefits that did not exceed 10% of any officer's total compensation reported in this table.

(3)
Mr. Luber joined the Company on November 18, 2002.

(4)
Represents tuition reimbursement for costs incurred in 2003 associated with Mr. Luber's pursuit of an MBA from Suffolk University.

(5)
Mr. McCarthy resigned as Executive Vice President, Chief Financial Officer and Treasurer effective February 19, 2004.

        We have executed severance agreements with each of Messrs. Hardison and Shuber providing for twelve-months' severance and acceleration of unvested options or termination of our right to repurchase shares in certain circumstances. See "Certain Relationships and Related-Party Transactions" below.

Option Grants

        The following table provides information concerning grants of options to purchase our common stock made during the period January 1, 2003 through December 31, 2003 to our named executive officers.

					Potential Realizable Value at assumed Annual Rates of Stock Price Appreciation for Option Term(1)
	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price Per Share	Expiration Date
					5%	10%
Don M. Hardison	100,000	9.97%	$6.78	02/12/13	$426,391	$1,080,557
Jeffrey R. Luber	—	—	—	—	—	—
John A. McCarthy, Jr.	40,000	3.99%	$6.78	02/12/13	170,556	432,223
Anthony P. Shuber	185,000	18.44%	$6.78	02/12/13	788,823	1,999,031

(1)
Amounts in these columns represent hypothetical gains, based on the exercise price that could be achieved for the respective options if exercised at the end of the option term. The 5% and 10% assumed annual rates of compounded stock price appreciation do not represent our estimate or projection of our future common stock prices. Actual gains, if any, on stock option exercises depend on our future performance and overall stock market conditions. The amounts reflected in the table may be more or less than the amounts actually achieved.

Option Exercises and Fiscal Year End Values

        The following table sets forth information regarding option exercises by each of the named executive officers during the fiscal year ended December 31, 2003, and the value of exercisable and unexercisable options held by the named executive officers as of December 31, 2003:

			Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-The-Money Options at Fiscal Year-End(1)
Name	Shares Acquired On Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Don M. Hardison	—	—	298,884	256,676	$1,828,823	$1,268,085
Jeffrey R. Luber	—	—	13,542	36,458	—	—
John A. McCarthy, Jr.	—	—	228,594	170,156	600,786	445,002
Anthony P. Shuber	—	—	221,604	75,896	940,436	510,639

(1)
Based on the closing price of our common stock on the Nasdaq National Market on December 31, 2003 of $10.12.

Equity Compensation Plan Information

        We maintain the following three equity compensation plans under which our equity securities are authorized for issuance to our employees and/or directors; the 1995 Stock Option Plan, the 2000 Stock Option and Incentive Plan and the 2000 Employee Stock Purchase Plan. Each of the foregoing equity compensation plans was approved by our stockholders. The following table presents information about these plans as of December 31, 2003.

Plan Category	Number Of Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants, And Rights	Weighted Average Exercise Price Of Outstanding Options, Warrants And Rights	Number Of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Outstanding)
Equity compensation plans approved by security holders	3,591,603	$7.48	997,988
Equity compensation plans not approved by security holders	None	None	None
Total	3,591,603	$7.48	997,988

        No further grants are being made under the 1995 Stock Option Plan.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The following Report of the Compensation Committee shall not be deemed to be "soliciting material" or to be "filed" with the SEC nor shall this information be incorporated by reference into any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except to the extent that EXACT specifically incorporates it by reference into such filing.

        The Compensation Committee of the Board of Directors is responsible for developing executive compensation policies and advising the Board of Directors with respect to such policies and administering the Company's cash incentive, stock option and employee stock purchase plans. Richard Barker and Edwin Kania and Patrick Zenner, all non-employee directors, are currently the members of the Compensation. The Compensation Committee of the Board of Directors reviews and approves all officer salaries, bonuses, and stock option grants. The Compensation Committee also reviews and approves any annual stock option grants for non-officer employees.

Compensation Philosophy

        The Compensation Committee believes that compensation of the Company's executive officers should:

  •
  Focus executive behavior on achievement of the Company's annual and long-term objectives and strategy;

  •
  Provide a competitive compensation package that enables the Company to attract and retain, on a long-term basis, talented executives;

  •
  Provide a total compensation structure that is generally normative with companies in the biotechnology industry and which therefore consists of a mix of base salary, cash incentives and equity; and

  •
  Aligns the interests of management and stockholders by providing management with longer-term incentives through equity ownership.

        The Company's executive compensation program consists of three elements: salary, long-term equity interest in the form of restricted stock or stock options and a cash incentive program based on performance against company and individual goals. All of the Company's executive officers also are eligible for certain employee benefits including those offered to employees generally, including life, health, disability and dental insurance, and the Company's 401(k) plan and our employee stock purchase plan. The Committee also considers and approves, from time to time, reimbursement of tuition expenses associated with educational programs that have relevance to the Company's business.

        It is the responsibility of the Compensation Committee to administer the compensation practices of the Company, to ensure that they are competitive and that they include incentives which are designed to appropriately drive performance. To achieve this, the Committee reviews well-accepted, industry specific survey data as a general guide for establishing its pay and equity practices and structures. The Committee, along with the Board of Directors, also reviews corporate and individual objectives for each of its executives quarterly, to confirm that appropriate goals have been established and to track performance against them. At the completion of each fiscal year, the Committee uses this information, along with the recommendations of the CEO (except for his own compensation), to determine compensation actions for all officers. In making these recommendations, the Committee takes into account both the overall performance of the Company and the individual performance of officers, consulting with the CEO and the Board on these evaluations as required.

Salary

        The Compensation Committee believes that the Company's executive officers, including the President and Chief Executive Officer, are paid salaries in line with their qualifications, experience and responsibilities. Salaries are structured so that they are comparable with salaries paid by companies of similar size and/or complexity in the biotechnology industry. Salaries are reviewed generally on an annual basis.

        Fiscal 2003 base salaries were determined by the Compensation Committee after considering the base salary level of the executive officers in prior years and taking into account for each executive officer the amount of base salary as a component of total compensation. Base salary levels for each of the Company's executive officers, other than the President and Chief Executive Officer, were also based upon evaluations and recommendations made by the President and Chief Executive Officer.

Cash Incentive

        The Compensation Committee believes that some portion of overall cash compensation for executive officers should be "at risk," i.e., contingent upon successful implementation of the Company's strategy. The granting of a cash bonus is totally discretionary and is based on an evaluation of achievement against predetermined corporate and individual performance objectives, generally on a fiscal-year basis. Among the performance objectives considered by the Compensation Committee in awarding incentive compensation to executive officers for fiscal 2003, were the continued progress by the Company against key operational milestones, the commercial launch of PreGen-Plus™ through our strategic alliance with Laboratory Corporation of America Holdings, Inc. ("LabCorp") in August 2003 and the completion of the Multi-Center Study demonstrating the superiority of PreGen-Plus over Hemocult II in an asymptomatic, average-risk population.

Long-Term Incentives

        Executive officers (and other employees) are eligible to receive restricted stock and stock option grants that are intended to promote success by aligning employee financial interests with long-term shareholder value. Restricted stock and stock option grants are based on various factors primarily relating to the responsibilities of the individual officer or employee, their past performance, anticipated future contributions and prior option grants.

        The restricted stock and stock options granted to executive officers under the Company's option plans have an exercise price equal to the fair market value of the common stock at the time of grant. Currently, stock options generally provide that 25% of the shares exercisable under each option will vest one year following the date of grant and thereafter vest in equal monthly installments over the next 36 months, with potential vesting acceleration upon achievement of certain corporate goals and objectives. In addition, some options granted under the Company's 1995 stock option plan are immediately exercisable subject to the Company's right to repurchase 100% of the shares until one year following the date of grant, at which time the Company's right to repurchase terminates with respect to

20% of the shares originally granted. Thereafter, the Company's right to repurchase terminates monthly in equal installments over each of the next 48 months. In addition, options held by certain employees, including key employees, generally provide that the Company's right to repurchase shares granted will terminate upon the sale of all or substantially all of the Company's assets, a merger or consolidation resulting in a change of control, or a sale or series of sales of its capital stock resulting in a change of control and:

  •
  termination of employment without cause or for any reason other than negligence or criminal misconduct, each in connection with the performance of duties;

  •
  substantial diminution in job responsibility; or

  •
  a change in location of employment more than 60 miles from the Company's current location.

Chief Executive Officer Compensation

        Mr. Hardison's compensation for fiscal year 2003 was determined in accordance with the executive compensation program described above and his salary for fiscal year 2003 was set at $335,000, which represents an increase of $35,000 over his fiscal 2002 base salary through January of 2003. Mr. Hardison's base salary was established in part by comparing the base salaries of presidents/chief executive officers at other companies of similar size and/or complexity in the biotechnology industry.

        Mr. Hardison receives a bonus based upon the attainment of both individual and company performance goals and objectives established by the Compensation Committee at the beginning of the year. Mr. Hardison's bonus of $50,250 for fiscal year 2003 was determined based upon the Compensation Committee's assessment of both his individual performance and the Company's overall performance, in each case, based on the achievement of predetermined corporate objectives, in accordance with the cash incentive plan which weighs individual and company performance equally.

        Mr. Hardison's total compensation for fiscal year 2003 is set out in detail in the Summary Compensation Table above. Mr. Hardison's total compensation for fiscal year 2003 was based, in part, on his role in the commercial launch of PreGen-Plus in conjunction with the Company's strategic relationship with LabCorp and the successful completion of the Company's 5,500 patient multi-center study.

Compliance with Internal Revenue Code Section 162(m)

        In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended, the Company cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code and the regulations promulgated thereunder. The Company has considered the limitations on deductions imposed by Section 162(m) of the Internal Revenue Code, and it is the Company's present intention that, for so long as it is consistent with the Compensation Committee's overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m).

Conclusion

        Through the plans described above, a very significant portion of the Company's compensation program is contingent on the Company's performance, and realization of benefits is closely linked to return on investment and the long term growth in shareholder value. The Company remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of the Company's business may result in variable compensation for a particular time period.

                      THE COMPENSATION COMMITTEE:
                      Richard W. Barker
                      Edwin M. Kania, Jr.
                      Patrick J. Zenner, Chairman

STOCK PERFORMANCE GRAPH

        The following graph sets forth the Company's total cumulative stockholder return on our common stock since our initial public offering on January 31, 2001 as compared to the Nasdaq and the Nasdaq Biotech Indexes. Historical stock performance is not necessarily indicative of future price performance.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

        Other than compensation agreements and other arrangements which are described in "Compensation And Other Information Concerning Directors And Officers" and the transactions described below, in 2003, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

        We believe that we have executed all of the transactions set forth below on terms no less favorable to us than we could have obtained from unaffiliated third parties. We have adopted a policy whereby all future transactions between us and our officers, directors, principal stockholders and their affiliates are approved by the Audit Committee of the Board of Directors, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.

Severance and Change in Control Arrangements

        We have executed a severance agreement with each of Messrs. Don M. Hardison, our President and Chief Executive Officer, and Anthony P. Shuber, our Chief Technology Officer, that provides that we will pay such officer twelve months severance in the event that, during the one-year period following a sale of all or substantially all of our assets or a merger or consolidation resulting in a change of control, any one of the following events occurs:

  •
  termination of such officer's employment for any reason other than for cause;

  •
  a diminution in such officer's job responsibility or reduction in his compensation; or

  •
  certain changes in the location of such officer's employment.

        In addition, pursuant to a restricted stock purchase agreement entered into in June 2000 with Mr. Hardison relating to 195,555 shares of restricted common stock which vest over a five year period, upon the occurrence of any of the foregoing events within one year following the sale of all or substantially all of our assets or a merger or consolidation resulting in a change of control, our right to repurchase unvested shares will lapse in its entirety. In addition, upon any such change in control, our right to repurchase unvested shares totaling 20% of the total number of shares of restricted stock subject to the agreement will automatically lapse.

Other Transactions with our Executive Officers and Directors

        In June 2000, Don M. Hardison, our President and Chief Executive Officer, executed a promissory note in our favor under which an aggregate principal amount of $299,999 remained outstanding at April 15, 2004. The note bears interest at a rate of 5% per annum and is payable in June 2010. The proceeds of the note were used to exercise options to purchase 195,555 shares of our restricted common stock. Mr. Hardison repaid this note in full in April 2004.

        In February 2004, following the resignation of Mr. John A. McCarthy, Jr. as our Executive Vice President, Chief Financial Officer and Treasurer, we entered into a transition agreement with Mr. McCarthy whereby, among other things, he agreed to provide to the Company certain consulting services and a general release. Under the terms of the transition agreement, we agreed to continue to pay Mr. McCarthy his base salary until the earlier of March 1, 2005 or the termination of Mr. McCarthy's consulting relationship. We also agreed to suspend all future interest on a promissory note executed in our favor by Mr. McCarthy in November 2000, the proceeds of which were used by Mr. McCarthy to exercise options to purchase 41,250 shares of our restricted common stock. Subject to the completion of Mr. McCarthy's performance obligations under the transition agreement, we agreed to pay Mr. McCarthy an additional $140,000 and forgive any then outstanding amounts under such promissory note on March 1, 2005. The promissory note is otherwise payable in June 2010. As of April 15, 2004, an aggregate principal and accumulated interest amount of $228,112 remained outstanding under the promissory note.

        One of our directors, Mr. Connie Mack, III, serves as senior policy advisor at the law firm of Shaw Pittman LLP. Shaw Pittman LLP performs certain consulting and legal services for us from time to time.

REPORT OF THE AUDIT COMMITTEE

        The following Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the SEC nor shall this information be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that EXACT specifically incorporates it by reference into such filing.

        The Audit Committee is comprised of Sally W. Crawford, Edwin M. Kania, Jr. and Lance Willsey. None of the members of the Audit Committee is an officer or employee of the Company, and the Board of Directors has determined that each is independent of the Company pursuant to the heightened independence standards of The NASDAQ Stock Market, Inc. applicable to audit committee members. The Audit Committee operates under a written charter adopted by the Board of Directors.

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls and the certification of the integrity and reliability of the Company's internal controls procedures. In fulfilling its oversight responsibilities, the Audit Committee has reviewed the Company's audited balance sheets at December 31, 2003 and 2002 and the related statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2003, and has discussed them with both management and Ernst & Young LLP ("Ernst & Young"), the Company's independent public accountants. The Audit Committee has also discussed with the independent public accountants the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect. The Audit Committee has reviewed permitted services under rules of the SEC as currently in effect and discussed with the independent auditors from Ernst & Young their independence from management and the Company, including the matters in the written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has considered and discussed the compatibility of non-audit services provided by Ernst & Young with that firm's independence. In addition, the Audit Committee discussed the rules of the SEC that pertain to the Audit Committee and the roles and responsibilities of Audit Committee members.

        Based on its review of the financial statements and the aforementioned discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

        The Audit Committee also reviewed the Company's quarterly financial statements during 2003, and discussed them with both the management of the Company and the Company's independent auditors prior to including such interim financial statements in the Company's quarterly reports on Form 10-Q.

        In connection with the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and quarterly reports on Form 10-Q, the Audit Committee discussed the results of the Company's certification process with the responsible executive officers relating to the certification of financial statements under Sections 302 and 906 of the Sarbanes-Oxley Act of 2002.

        The Audit Committee has also evaluated the performance of Ernst & Young, including, among other things, the amount of fees paid to Ernst & Young for audit and non-audit services in 2003.

Information about Ernst & Young's fees for 2003 is discussed below in this proxy statement under "Independent Auditors". Based on its evaluation, the Audit Committee has recommended that the Company retain Ernst & Young to serve as the Company's auditors for the fiscal year ending December 31, 2004.

        Respectfully submitted by the Audit Committee.

                      THE AUDIT COMMITTEE

                      Sally W. Crawford, Chairperson
                      Edwin M. Kania, Jr.
                      Lance Willsey

INDEPENDENT PUBLIC ACCOUNTANTS

        On May 7, 2002, the Company dismissed its independent auditors, Arthur Andersen LLP ("Andersen") and engaged the services of Ernst & Young as its new independent auditors effective immediately. These actions followed the Company's decision to seek proposals from independent accountants to audit the Company's financial statements for the fiscal year ending December 31, 2002. The decision to dismiss Andersen and retain Ernst & Young was approved by the Company's Board of Directors upon the recommendation of its Audit Committee.

        The following table set forth the aggregate fees billed or expected to be billed by Ernst & Young for 2003 and 2002 for audit and non-audit services, including "out-of-pocket" expenses incurred in rendering these services. The nature of the services provided for each category is described following the table.

Fee Category	Fiscal Year 2003	Fiscal Year 2002
Audit Fees	$131,950	$102,810
Tax Fees	19,500	26,800

Total Fees	$151,450	$129,610

        Audit Fees—Consists of professional services rendered for the audit of our consolidated annual statements, quarterly reviews, consents and assistance with and review of documents filed with the SEC. Audit and related fees for 2002 includes $10,500 paid to Andersen in connection with their review of our Form 10-Q for the period ended March 31, 2002.

        Tax Fees—Consists of the review and preparation of our federal and state income tax returns and the review of the tax treatment of certain income and expenses.

        Audit-Related and All Other Fees—We were not billed any additional audit-related or other fees by Ernst & Young.

        The Audit Committee has determined that the provision of these services by Ernst & Young to EXACT Sciences Corporation is compatible with maintaining the accountants' independence.

Pre-approval Policies and Procedures

        The Audit Committee has adopted a formal policy that requires that all services to be provided by Ernst & Young, including audit services and permitted non-audit services, must be pre-approved by the Audit Committee. The Audit Committee approved all audit and permitted non-audit services provided by Ernst & Young during fiscal year 2003 pursuant to this policy. As permitted by the SEC's rules, the Audit Committee has authorized one of its members to pre-approve audit, audit-related, tax and non-audit services, provided that such approved service is reported to the full Audit Committee at its next meeting. Proposed services that have not been pre-approved pursuant to the Audit Committee's Pre-Approval Policy must be specifically pre-approved by the Audit Committee before they may be provided by Ernst & Young. Any pre-approved services exceeding the pre-approved monetary limits require specific approval by the Audit Committee.

PROPOSAL II
RATIFICATION AND SELECTION OF AUDITORS

        The Audit Committee of the Board of Directors has selected the firm of Ernst & Young, independent auditors, to serve as auditors for the fiscal year ending December 31, 2004. It is expected that a member of the firm will be present at the annual meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions. Stockholder ratification of the independent auditors of EXACT Sciences Corporation is not required under Delaware law or under our sixth amended and restated certificate of incorporation or our amended and restated by-laws. If you do not ratify the selection of Ernst & Young as the independent auditors for the fiscal year ending December 31, 2004, the Audit Committee of the Board of Directors will consider the results of this vote in selecting independent auditors for future fiscal years. The Board of Directors recommends a vote FOR the ratification of this selection.

STOCKHOLDER PROPOSALS

        Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next annual meeting of our stockholders, pursuant to Rule 14a-8 promulgated under the Exchange Act by the SEC, must be received at our principal executive offices no later than December 31, 2004. Stockholders who wish to make a proposal at the next annual meeting of our stockholders—other than one that will be included in the Company's proxy statement—must notify the Company between December 1, 2004 and December 31, 2004. In order to curtail controversy as to the date on which we received a proposal, it is suggested that proponents submit their proposals by Certified Mail—Return Receipt Requested. In addition, such proposals must satisfy the procedures set forth in Rule 14a-8 under the Exchange Act. In addition, shareholders wishing to nominate a director should comply with the procedures set forth herein under "Policies Regarding Director Nominations—Procedures for Recommendation of Director Nominees by Stockholders" located on page 11.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the SEC. Such persons are required by regulations of the SEC to furnish us with copies of all such filings. Based solely on our review of copies of such filings, we believe that all Reporting Persons complied on a timely basis with all Section 16(a) filing requirements during the year ended December 31, 2003.

EXPENSES AND SOLICITATION

        The cost of solicitation of proxies will be borne by us, and in addition to soliciting stockholders by mail, our directors, officers and other employees may, without receiving additional compensation, solicit proxies personally or by telephone. Solicitation by our directors, officers and other employees may also be made of some of our stockholders in person or by mail, telephone or telegraph following the original solicitation. We may request banks, brokers and other custodians, nominees and fiduciaries to forward proxy soliciting materials to the owners of our stock held in their names and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs incurred in connection with the distribution of such proxy materials. We may also retain an independent proxy solicitation firm to assist in the solicitation of proxies.

OTHER BUSINESS

        The Board of Directors knows of no business that will be presented for consideration at the annual meeting other than those items stated above. If any other business should come before the annual meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

EXACT Sciences Corporation
Proxy for Annual Meeting of Stockholders
June 9, 2004

SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned hereby appoints Don M. Hardison and Stephen A. Read, and each of them singly, proxies, with full power of substitution to vote all shares of stock of EXACT Sciences Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of EXACT Sciences Corporation to be held on Wednesday June 9, 2004, at 10:00 a.m. local time, at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, MA 02110 and at any adjournments or postponements thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 29, 2004, a copy of which has been received by the undersigned.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE
☒
Please mark votes as in this example.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSAL IN ITEM 2.

1.	To elect two members to the board of directors to serve for three-year terms as Class I Directors, each such director to serve for such term and until his respective successor has been duly elected and qualified, or until his earlier death, resignation or removal.
	NOMINEES:	Don M. Hardison	☐	FOR	☐	WITHHOLD
		Connie Mack, III	☐	FOR	☐	WITHHOLD
2.	To ratify the selection of the firm of Ernst & Young LLP as auditors for the fiscal year ending December 31, 2004.
			☐	FOR	☐	AGAINST	☐	ABSTAIN
3.	To transact such other business as may properly come before the annual meeting and any adjournment thereof.
☐	MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

Please sign exactly as name appears below. Joint owners must both sign. Attorney, executor, administrator, trustee or guardian must give full title as such. A corporation or partnership must sign its full name by authorized person.

Signature of Stockholder
Date: _____________________________, 2004

Signature if held jointly
PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
I/We will attend the annual meeting.			☐	YES	☐	NO

QuickLinks

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL I ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE " FOR " THE NOMINEES LISTED BELOW
OCCUPATIONS OF DIRECTORS, THE NOMINEES FOR DIRECTORS AND OFFICERS
CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS
THE BOARD OF DIRECTORS AND ITS COMMITTEES
COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
STOCK PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT PUBLIC ACCOUNTANTS
PROPOSAL II RATIFICATION AND SELECTION OF AUDITORS
STOCKHOLDER PROPOSALS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXPENSES AND SOLICITATION
OTHER BUSINESS
EXACT Sciences Corporation Proxy for Annual Meeting of Stockholders June 9, 2004